                                                                   Exhibit 1.1

                            SIERRA PACIFIC RESOURCES

                             (a Nevada Corporation)

           6,000,000 Premium Income Equity Securities(SM) ("PIES(SM)")
                     Consisting of 6,000,000 Corporate PIES



                             UNDERWRITING AGREEMENT







Dated:  November 12, 2001

                                TABLE OF CONTENTS


1.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY................................................2
         (a)      FILINGS UNDER SECURITIES LAWS...................................................................2
         (b)      ELIGIBILITY FOR FORM S-3........................................................................3
         (c)      COMPLIANCE WITH REGISTRATION REQUIREMENTS.......................................................3
         (d)      INCORPORATED DOCUMENTS..........................................................................3
         (e)      GOOD STANDING...................................................................................4
         (f)      CAPITALIZATION..................................................................................4
         (g)      ABSENCE OF PROCEEDINGS..........................................................................4
         (h)      ABSENCE OF DEFAULTS.............................................................................5
         (i)      REGISTRATION RIGHTS.............................................................................5
         (j)      NO MATERIAL LOSS; NO MATERIAL ADVERSE CHANGE....................................................5
         (k)      FINANCIAL STATEMENTS............................................................................5
         (l)      INDEPENDENT ACCOUNTANTS.........................................................................6
         (m)      TITLE TO PROPERTY...............................................................................6
         (n)      POSSESSION OF LICENSES AND PERMITS..............................................................6
         (o)      NO MATERIAL TRANSACTIONS, ETC...................................................................7
         (p)      AUTHORIZATION AND DESCRIPTION OF UNDERWRITING AGREEMENT.........................................7
         (q)      AUTHORIZATION AND DESCRIPTION OF PURCHASE CONTRACT AGREEMENT....................................7
         (r)      AUTHORIZATION AND DESCRIPTION OF CORPORATE PIES.................................................7
         (s)      AUTHORIZATION AND DESCRIPTION OF TREASURY PIES..................................................8
         (t)      AUTHORIZATION AND DESCRIPTION OF INDENTURE......................................................8
         (u)      AUTHORIZATION AND DESCRIPTION OF SENIOR NOTES...................................................8
         (v)      AUTHORIZATION AND DESCRIPTION OF PLEDGE AGREEMENT...............................................9
         (w)      AUTHORIZATION AND DESCRIPTION OF REMARKETING AGREEMENT..........................................9
         (x)      UNISSUED SHARES.................................................................................9
         (y)      PREEMPTIVE RIGHTS..............................................................................10
         (z)      ABSENCE OF DEFAULTS AND CONFLICTS..............................................................10
         (aa)     INVESTMENT COMPANY ACT.........................................................................10
         (bb)     PUBLIC UTILITY HOLDING COMPANY ACT.............................................................10
         (cc)     RULE 501(B)....................................................................................11
         (dd)     OFFICER'S CERTIFICATE..........................................................................11
         (ee)     CERTAIN ACCOUNTING INFORMATION.................................................................11
2.       PURCHASE OF THE CORPORATE PIES BY THE UNDERWRITERS......................................................11
3.       OFFERING OF CORPORATE PIES BY THE UNDERWRITERS..........................................................11
4.       DELIVERY OF AND PAYMENT FOR THE CORPORATE PIES..........................................................11
5.       FURTHER AGREEMENTS OF THE COMPANY.......................................................................12
         (a)      COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS.................................12
         (b)      DELIVERY OF REGISTRATION STATEMENTS............................................................13
         (c)      DELIVERY OF DOCUMENTS..........................................................................13
         (d)      FILING OF AMENDMENTS...........................................................................14
         (e)      DELIVERY TO UNDERWRITERS.......................................................................14
         (f)      EARNING STATEMENT..............................................................................14
         (g)      BLUE SKY.......................................................................................14
         (h)      COMPANY REPORTS................................................................................14


                                       i


         (i)      LISTING........................................................................................14
         (j)      PRICE STABILIZATION............................................................................15
         (k)      DTC............................................................................................15
         (l)      USE OF PROCEEDS................................................................................15
         (m)      INVESTMENT COMPANY ACT.........................................................................15
         (n)      RESTRICTION ON SALE OF SECURITIES..............................................................15
6.       EXPENSES................................................................................................15
7.       CONDITIONS OF UNDERWRITERS' OBLIGATIONS.................................................................17
         (a)      SEC MATTERS....................................................................................17
         (b)      NO MISSTATEMENTS OR OMISSIONS..................................................................17
         (c)      CORPORATE PROCEEDINGS..........................................................................17
         (d)      LOCK-UP AGREEMENTS.............................................................................17
         (e)      OPINIONS OF COUNSEL FOR COMPANY................................................................18
         (f)      OPINION OF COUNSEL FOR PURCHASE CONTRACT AGENT AND TRUSTEE.....................................18
         (g)      OPINION OF COUNSEL FOR COLLATERAL AGENT AND SECURITIES INTERMEDIARY............................18
         (h)      OPINIONS OF COUNSEL FOR UNDERWRITERS...........................................................18
         (i)      ACCOUNTANTS' COMFORT LETTER....................................................................18
         (j)      OFFICERS' CERTIFICATES.........................................................................18
         (k)      SENIOR NOTES...................................................................................19
         (l)      CORPORATE PIES.................................................................................19
         (m)      OTHER INFORMATION..............................................................................19
         (n)      NO MATERIAL ADVERSE DEVELOPMENTS...............................................................19
         (o)      NO DOWNGRADE...................................................................................20
         (p)      GENERAL MARKET OUT.............................................................................20
8.       INDEMNIFICATION AND CONTRIBUTION........................................................................20
         (a)      INDEMNIFICATION OF UNDERWRITERS................................................................20
         (b)      INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS.............................................22
         (c)      NOTIFICATION;  ACTION AGAINST PARTIES; SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE......22
         (d)      CONTRIBUTION...................................................................................23
         (e)      INFORMATION FURNISHED BY UNDERWRITERS..........................................................24
9.       DEFAULTING UNDERWRITERS.................................................................................24
10.      TERMINATION.............................................................................................25
11.      REIMBURSEMENT OF UNDERWRITERS' EXPENSES.................................................................25
12.      NOTICES, ETC............................................................................................26
13.      PERSONS ENTITLED TO BENEFIT OF AGREEMENT................................................................26
14.      SURVIVAL................................................................................................27
15.      DEFINITION OF THE TERM "BUSINESS DAY"...................................................................27
16.      GOVERNING LAW...........................................................................................27
17.      CONSENT TO JURISDICTION.................................................................................27
18.      COUNTERPARTS............................................................................................27
19.      HEADINGS................................................................................................27
20.      UNDERWRITERS' COUNSEL...................................................................................27


                                       ii


SCHEDULE 1.....................................................................................................S1-1
SCHEDULE 2.....................................................................................................S2-1
ANNEX A.........................................................................................................A-1
ANNEX B.........................................................................................................B-1
ANNEX C.........................................................................................................C-1
ANNEX D.........................................................................................................D-1
ANNEX E.........................................................................................................E-1


                            SIERRA PACIFIC RESOURCES

             6,000,000 PREMIUM INCOME EQUITY SECURITIESSM ("PIESSM")
                     CONSISTING OF 6,000,000 CORPORATE PIES

                             UNDERWRITING AGREEMENT



                                                             November 12, 2001

LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED
GOLDMAN SACHS & CO.
FIRST UNION SECURITIES, INC.
c/o Lehman Brothers Inc.
101 Hudson Street
Jersey City, N.J.  07302

Ladies and Gentlemen:

         Sierra Pacific Resources, a Nevada corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell 6,000,000 of its Corporate PIES (the "FIRM CORPORATE PIES") to Lehman Brothers Inc. and the other underwriters named in Schedule 1 hereto (the "UNDERWRITERS"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 900,000 Corporate PIES on the terms and for the purposes set forth in Section 2 (the "OPTION CORPORATE PIES" and, together with the Firm Corporate PIES, the "CORPORATE PIES"). This is to confirm the agreement between the Company and the Underwriters concerning the offer, issue and sale of the Corporate PIES.

         Each Corporate PIES will consist of (a) a stock purchase contract (a "PURCHASE CONTRACT") to be issued by the Company pursuant to a Purchase Contract Agreement (the "PURCHASE CONTRACT AGREEMENT") to be entered into between the Company and The Bank of New York, as Purchase Contract Agent (the "PURCHASE CONTRACT AGENT"), under which (i) the holder will agree to purchase from the Company, and the Company will agree to sell to the holder, on November 15, 2005, for $50, a number of shares of its common stock, par value $1.00 per share (the "COMMON STOCK"), equal to the settlement rate then in effect and as subject to adjustment, in each case, as set forth in the Prospectus (as hereinafter defined), and (ii) the Company will pay to the holder purchase contract adjustment payments at the annual rate of 1.070% payable quarterly in arrears, as set forth in the Prospectus, and (b) one of the Company's 7.930% Senior Notes due 2007 (each, a "SENIOR NOTE"), having a principal amount of $50. The Company will issue the Senior Notes pursuant to the Indenture, dated as of May 1, 2000 between the Company and The Bank of New York, as Trustee (the "TRUSTEE") (the "ORIGINAL INDENTURE"), and the Officers' Certificate, dated as of November 16, 2001, establishing the terms and other provisions of the Senior Notes (the "OFFICERS' CERTIFICATE," and together with the Original Indenture, the "INDENTURE").

         In accordance with the terms of the Purchase Contract Agreement, the holders of the Corporate PIES will pledge their Senior Notes to Wells Fargo Bank Minnesota, National Association, as Collateral Agent (the "COLLATERAL AGENT"), pursuant to a Pledge Agreement (the "PLEDGE AGREEMENT") to be entered into among the Company, the Purchase Contract Agent, Wells Fargo Bank Minnesota, National Association, as Securities Intermediary (the "SECURITIES INTERMEDIARY"), and the Collateral Agent, to secure the holders' obligations to purchase Common Stock under the Purchase Contracts. Under certain circumstances, holders of Corporate PIES may substitute certain U.S. Treasury securities for the Senior Notes that are a part of such holders' Corporate PIES and thereby create Treasury PIES (the "TREASURY PIES") pursuant to the terms of the Purchase Contract Agreement and the Pledge Agreement.

         In addition, the Senior Notes will be subject to remarketing to satisfy the Corporate PIES holders' obligations to settle the Purchase Contract under the Purchase Contract Agreement pursuant to a Remarketing Agreement (the "REMARKETING AGREEMENT") to be entered into between the Company and Lehman Brothers Inc., as Remarketing Agent (the "REMARKETING AGENT").

         1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents, warrants and agrees that:

              (a) FILINGS UNDER SECURITIES LAWS. (i) A registration statement on Form S-3 (registration no. 333-72160) setting forth information with respect to the Company and the Company's senior debt securities, shares of Common Stock, stock purchase contracts and certain other securities (A) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "COMMISSION") thereunder (collectively, the "SECURITIES ACT"),
(B) has been filed with the Commission under the Securities Act and (C) became effective under the Securities Act on November 7, 2001, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission thereunder (collectively, the "TRUST INDENTURE ACT"). Copies of such registration statement and all exhibits thereto have been delivered by the Company to you. As used in this Agreement, "EFFECTIVE TIME" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "EFFECTIVE DATE" means the date of the Effective Time; "PRELIMINARY PROSPECTUS" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of Lehman Brothers Inc. pursuant to Rule 424(a) under the Securities Act; "REGISTRATION STATEMENT" means such registration statement, as amended as of the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Securities Act; and "PROSPECTUS" means the prospectus (including any supplement thereto) in the form first used to confirm sales of Corporate PIES. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Registration Statement.

              (ii) Pursuant to Rule 429 under the Securities Act the Prospectus will be used as a combined prospectus relating to the Registration Statement and to the registration statement filed by the Company with the Commission on June 7, 1999 (registration no. 333-80149) which, as subsequently amended, became effective on May 3, 2000. Unless the context otherwise requires, all references in this Agreement to the Registration Statement shall be deemed to include such prior registration statement.

              (iii) All references in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include all documents incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be (the "INCORPORATED DOCUMENTS"); and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT"), which is incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be.

              (b) ELIGIBILITY FOR FORM S-3. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

              (c) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED THAT, the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Lehman Brothers Inc. specifically for inclusion therein. The Indenture conforms in all material respects to the requirements of the Trust Indenture Act.

              (d) INCORPORATED DOCUMENTS. (i) The Incorporated Documents when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

              (e) GOOD STANDING. Each of the Company and its Significant Subsidiaries (as defined below) has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, is duly qualified to do business and is in good standing as a foreign business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all corporate power and authority necessary to own, lease or hold its properties and to conduct the businesses in which it is engaged, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the business, affairs, management, condition (financial or otherwise), stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect"); and none of the subsidiaries of the Company other than Nevada Power Company and Sierra Pacific Power Company is a "significant subsidiary," as such term is defined in Rule 405 of the Securities Act (each, a "SIGNIFICANT SUBSIDIARY").

              (f) CAPITALIZATION. The Company has an authorized capitalization as set forth in the Company's consolidated statement of capitalization as of December 31, 2000 incorporated by reference in the Prospectus; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock or other ownership interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all shares of the issued and outstanding common stock of the Company's Significant Subsidiaries are owned by the Company; and all shares of capital stock or other ownership interests of each subsidiary of the Company which are owned, directly or indirectly, by the Company are so owned free and clear of all liens, encumbrances, equities, claims or adverse interests (collectively, "LIENS") of any nature. There has been no change in the outstanding capital stock of the Company or any of its subsidiaries since September 30, 2001 in the Prospectus except with respect to changes in outstanding Common Stock resulting from transactions relating to employee benefit plans, non-employee director plans or the common stock investment plan existing on the date hereof.

              (g) ABSENCE OF PROCEEDINGS. Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or such subsidiary, would be reasonably likely to result in a

Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

              (h) ABSENCE OF DEFAULTS. Except circumstances which are not reasonably likely, individually or in the aggregate, to result in a Material Adverse Effect, neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit relating to the ownership of its property or to the conduct of its business.

              (i) REGISTRATION RIGHTS. Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person.

              (j) NO MATERIAL LOSS; NO MATERIAL ADVERSE CHANGE. Except as set forth in or contemplated by the Prospectus, (i) neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (a "MATERIAL LOSS"); and, (ii) since such date, there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development reasonably likely to result in a material adverse change, in or affecting the business, general affairs, management, consolidated financial position, stockholders' equity, or results of operations of the Company and its subsidiaries considered as a whole (a "MATERIAL ADVERSE CHANGE").

              (k) FINANCIAL STATEMENTS. The financial statements (including the related notes and supporting schedules) incorporated by reference in the Prospectus (and any supplement thereto) present fairly the financial condition, the results of operations and the changes in financial position of the Company and its consolidated subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein, throughout the periods involved; the supporting schedules, if any, incorporated by reference in the

Prospectus present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth or incorporated by reference in the Prospectus (and any supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

              (l) INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP (the "ACCOUNTANTS"), who have certified the financial statements of the Company and whose report is incorporated by reference in the Prospectus are independent public accountants as required by the Securities Act; and the Accountants were independent accountants as required by the Securities Act during the periods covered by the financial statements on which they reported.

              (m) TITLE TO PROPERTY. The Company and its Significant Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are
(i) described or referred to in the Prospectus or (ii) do not, individually or in the aggregate, affect the value of such property or interfere with the use made and proposed to be made of such property to such extent as might reasonably be expected to result in a Material Adverse Effect; and all assets held under lease by the Company and its Significant Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material to the Company and its subsidiaries considered as a whole, and such leases do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Significant Subsidiaries to such extent as would be reasonably likely to result in a Material Adverse Effect.

              (n) POSSESSION OF LICENSES AND PERMITS. Each of the Company and its Significant Subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable environmental law, ordinance, rule, regulation, order, judgment, decree or permit, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not have a Material Adverse Effect. Except for circumstances which are not reasonably likely to result in a Material Adverse Effect, (i) each such Authorization is valid and in full force and effect and each of the Company and its Significant Subsidiaries, as the case may be, is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; (ii) no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such

Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and (iii) except as disclosed in the Prospectus, such Authorizations contain no restrictions that are burdensome to the Company or any of its Significant Subsidiaries.

              (o) NO MATERIAL TRANSACTIONS, ETC.. Since the date as of which information is given in the Prospectus and except as otherwise disclosed in the Prospectus, (i) neither the Company nor any of its Significant Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction which liability, obligation or transaction is (A) not in the ordinary course of business and (B) material with respect to the Company and its subsidiaries considered as a whole, and (ii) the Company has not declared or paid any dividend on any of its capital stock except for dividends on the Common Stock in amounts per share that are consistent with past practice.

              (p) AUTHORIZATION AND DESCRIPTION OF UNDERWRITING AGREEMENT. The Company has all power and authority necessary to execute and deliver this Agreement and perform its obligations hereunder; this Agreement and the transactions contemplated hereby have been duly authorized by the Company; this Agreement has been duly executed and delivered by the Company, and this Agreement conforms in all material respects to the description thereof contained in the Prospectus.

              (q) AUTHORIZATION AND DESCRIPTION OF PURCHASE CONTRACT AGREEMENT. The Company has all power and authority necessary to execute and deliver the Purchase Contract Agreement and perform its obligations thereunder; the Purchase Contract Agreement and the transactions contemplated thereby have been duly authorized by the Company; the Purchase Contract Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchase Contract Agent, it constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Purchase Contract Agreement will conform, when executed and delivered, in all material respects to the description thereof contained in the Prospectus.

              (r) AUTHORIZATION AND DESCRIPTION OF CORPORATE PIES. The Corporate PIES, when duly executed and delivered by the Company (assuming due execution by the Purchase Contract Agent as attorney-in-fact for the holders thereof and due authentication by the Purchase Contract Agent) and, upon payment therefor as set forth herein, will be duly and validly issued and outstanding, and will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Corporate PIES will conform, when issued, in all material respects to the description thereof contained in the Prospectus.

              (s) AUTHORIZATION AND DESCRIPTION OF TREASURY PIES. The Treasury PIES, when duly executed and delivered by the Company (assuming due execution by the Purchase Contract Agent as attorney-in-fact for the holders thereof and due authentication by the Purchase Contract Agent) and, if there is a substitution of the requisite number of Treasury Securities for the applicable Senior Notes as set forth in the Prospectus, will be duly and validly issued and outstanding, and will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Treasury PIES will conform, when issued, to the description thereof contained in the Prospectus.

              (t) AUTHORIZATION AND DESCRIPTION OF INDENTURE. The Company had all necessary power and authority to execute and deliver the Original Indenture, has all necessary power and authority to execute and deliver the Officers' Certificate, and had and continues to have all necessary power and authority to perform its obligations under the Indenture; the Indenture and the transactions contemplated thereby have been duly authorized by the Company; the Indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, it constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

              (u) AUTHORIZATION AND DESCRIPTION OF SENIOR NOTES. The Senior Notes, when duly executed, authenticated, issued and delivered as contemplated by the Indenture against payment of the agreed consideration therefor, will be duly and validly issued and outstanding, and will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Senior Notes will conform, when issued, in all material respects to the description thereof contained in the Prospectus.

              (v) AUTHORIZATION AND DESCRIPTION OF PLEDGE AGREEMENT. The Company has all necessary power and authority to execute and deliver the Pledge Agreement and perform its obligations thereunder; the Pledge Agreement and the transactions contemplated thereby have been duly authorized by the Company; the Pledge Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchase Contract Agent, the Securities Intermediary and the Collateral Agent, it constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Pledge Agreement will conform, when executed and delivered, in all material respects to the description thereof contained in the Prospectus.

              (w) AUTHORIZATION AND DESCRIPTION OF REMARKETING AGREEMENT. The Company has all necessary power and authority to execute and deliver the Remarketing Agreement and perform its obligations thereunder; the Remarketing Agreement and the transactions contemplated thereby have been duly authorized by the Company and, assuming due authorization, execution and delivery by the Remarketing Agent, it constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except with respect to the rights of indemnification and contribution hereunder, where enforcement hereof may be limited by federal or state securities laws or the policies underlying such laws; the Remarketing Agreement has been duly executed and delivered by the Company; and the Remarketing Agreement will conform, when executed and delivered, in all material respects to the description thereof contained in the Prospectus.

              (x) UNISSUED SHARES. The unissued shares of common stock to be issued and sold by the Company upon settlement of the Purchase Contracts have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus.

              (y) PREEMPTIVE RIGHTS. Except as described in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor is there any restriction on the voting or transfer of, any of the Corporate PIES, the Treasury PIES, the Stock Purchase Contracts, the Senior Notes or any shares of Common Stock (collectively, the "SECURITIES") pursuant to the Company's articles of incorporation or by-laws or any agreement or instrument, except such preemptive or other rights and/or restrictions as relate to the transactions contemplated by the Stock Purchase Agreement, the Pledge Agreement and the Indenture.

              (z) ABSENCE OF DEFAULTS AND CONFLICTS. The execution, delivery and performance of this Underwriting Agreement, the Purchase Contract Agreement, the Indenture, the Pledge Agreement and the Remarketing Agreement (collectively, the "TRANSACTION AGREEMENTS") and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance, delivery and sale of the Securities (collectively, the "TRANSACTIONS"), do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, which would be reasonably likely to result in a Material Adverse Effect, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries, (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, which would be reasonably likely to result in a Material Adverse Effect or (iv) require any material consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body for the consummation of the Transactions except for
(A) the registration of the Securities under the Securities Act, (B) the qualification of the Indenture under the Trust Indenture Act and (C) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase of the Corporate PIES (and the securities which are components of the Corporate PIES as set forth above) by the Underwriters pursuant to this Underwriting Agreement.

              (aa) INVESTMENT COMPANY ACT. Neither the Company nor any subsidiary is or, as of the applicable Delivery Date after giving effect to the issuance of the Corporate PIES and the application of the net proceeds therefrom as described in the Prospectus, will be an "investment company" as defined under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

              (bb) PUBLIC UTILITY HOLDING COMPANY ACT. The Company is a "holding company" under the Public Utility Holding Company Act of 1935, as amended (the "HOLDING COMPANY ACT"), but, pursuant to Section 3(a)(1) of the Holding Company Act, is exempt from all provisions of the Holding

Company Act except Section 9(a)(2) thereof.

              (cc) RULE 501(B). Neither the Company, nor to its knowledge, any of its Affiliates (as defined in Rule 501(b) of Regulation D, an "AFFILIATE"), has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Corporate PIES to facilitate the sale or resale of such securities.

              (dd) OFFICER'S CERTIFICATE. Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

              (ee) CERTAIN ACCOUNTING INFORMATION. The information under "Accounting Treatment" in the Prospectus, insofar as such information purports to state generally accepted accounting principles, is correct in all material respects.

         2. PURCHASE OF THE CORPORATE PIES BY THE UNDERWRITERS. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to issue and sell 6,000,000 Firm Corporate PIES to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Corporate PIES set forth opposite that Underwriter's name in Schedule 1 hereto.

     In addition, the Company grants to the Underwriters an option to purchase up to 900,000 Option Corporate PIES. Such option is granted for the purpose of covering over-allotments in the sale of Firm Corporate PIES and is exercisable as provided in Section 4 hereof. The number of Option Corporate PIES may be purchased severally for the account of the Underwriters in proportion to the number of Firm Corporate PIES set forth opposite the name of such Underwriters in Schedule 1 hereto.

     The price of both the Firm Corporate PIES and any Option Corporate PIES shall be 97% of the stated amount thereof plus an amount equal to any purchase contract adjustment payments under the Purchase Contracts, and any interest on the Senior Notes, accrued after November 16, 2001.

     The Company shall not be obligated to deliver any of the Corporate PIES to be delivered on any Delivery Date (as hereinafter defined), except upon payment for all the Corporate PIES to be purchased on such Delivery Date as provided herein.

              3. OFFERING OF CORPORATE PIES BY THE UNDERWRITERS. The several Underwriters propose to offer the Firm Corporate PIES for sale upon the terms and conditions set forth in the Prospectus.

              4. DELIVERY OF AND PAYMENT FOR THE CORPORATE PIES. At 10:00 a.m., Eastern Standard Time, on the fourth full business day following the date of this Agreement, or at such other time or date as shall be determined by agreement between Lehman Brothers Inc. and the

Company (such time and date being referred to as the "FIRST DELIVERY DATE"), the Company shall deliver or cause to be delivered, against payment, the Firm Corporate PIES in the form of one or more global securities ("GLOBAL SECURITIES") deposited with the Trustee, as custodian for The Depository Trust Company ("DTC"), and registered in the name of Cede & Co., as nominee for DTC, to be held by DTC initially for the accounts of the several Underwriters. Contemporaneously, Lehman Brothers Inc., on behalf of the several Underwriters, shall make payment of the purchase price of the Firm Corporate PIES by wire transfer, in immediately available funds, to or upon the order of the Company. Delivery of such Global Securities, as set forth above, shall be made to the Trustee at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York. The Company shall make the Global Securities representing the Firm Corporate PIES available for inspection by the Underwriters at such offices of Thelen Reid & Priest LLP specified above not later than 2:00 p.m., Eastern Standard Time, on the business day prior to the First Delivery Date.

     The option granted in Section 2 must be consummated within 13 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company by Lehman Brothers Inc. Such notice shall set forth the number (which shall be an integral multiple of 20) of Option Corporate PIES as to which the option is being exercised and the date and time, as determined by Lehman Brothers Inc., when the Option Corporate PIES are to be delivered; PROVIDED, HOWEVER, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Corporate PIES are delivered are referred to as a "SECOND DELIVERY DATE" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "DELIVERY DATE."

     At 10:00 a.m., Eastern Standard Time on the Second Delivery Date, or at such other time as shall be determined by agreement between Lehman Brothers Inc. and the Company, the Company shall deliver or cause to be delivered, against payment, the Option Corporate PIES in the form of one or more Global Securities deposited with the Trustee, as custodian for DTC, and registered in the name of Cede & Co., as nominee for DTC, to be held by DTC initially for the accounts of the several Underwriters. Contemporaneously, Lehman Brothers Inc., on behalf of the several Underwriters, shall make payment of the purchase price of the Option Corporate PIES by wire transfer, in immediately available funds, to or upon the order of the Company. Delivery of such Global Securities, as aforesaid, shall be made at the offices of Thelen Reid & Priest LLP specified above.

     Time shall be of the essence, and delivery of Corporate PIES at the times and place specified in this Agreement are further conditions of the obligations of each Underwriter hereunder.

         5. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees:

              (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. To prepare the Prospectus in a form approved by Lehman Brothers Inc. and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last Delivery Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Corporate PIES; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Corporate PIES for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

              (b) DELIVERY OF REGISTRATION STATEMENTS. To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

              (c) DELIVERY OF DOCUMENTS. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Corporate PIES or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriters and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

              (d) FILING OF AMENDMENTS. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or Lehman Brothers Inc., be required by the Securities Act or is requested by the Commission;

              (e) DELIVERY TO UNDERWRITERS. Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus any document incorporated by reference in the Prospectus pursuant to Rule 424 of the Securities Act, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of Lehman Brothers Inc. to the filing (which consent shall not be unreasonably withheld);

              (f) EARNING STATEMENT. As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Underwriters an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 of the Securities Act);

              (g) BLUE SKY. Promptly from time to time, to take such action as Lehman Brothers Inc. may reasonably request to qualify the Corporate PIES for offering and sale under the securities laws of such jurisdictions as Lehman Brothers Inc. may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Corporate PIES; PROVIDED THAT, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (h) COMPANY REPORTS. For a period of two years following the First Delivery Date, to furnish to the Underwriters copies of all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act; PROVIDED, HOWEVER, that the Company shall not be required to provide the Underwriters with any such reports or similar forms that have been filed with the Commission by electronic transmission pursuant to EDGAR;

              (i) LISTING. To use its best efforts to have the Corporate PIES and the shares of Common Stock to be issued and sold upon settlement of the Purchase Contracts approved by the New York Stock Exchange ("NYSE") for listing prior to the First Delivery Date; and, if either the Treasury PIES or the Senior Notes are traded at a volume that satisfies applicable exchange listing requirements, to use its reasonable best efforts to list such securities on the national securities exchanges or associations on which the Corporate PIES are then listed;

              (j) PRICE STABILIZATION. Not to take, directly or indirectly, any action which is designed to stabilize or manipulate, or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation, of the price of any security of the Company in connection with the offering of the Corporate PIES;

              (k) DTC. To use its best efforts to cause the Corporate PIES to be accepted for clearance and settlement through the facilities of DTC;

              (l) USE OF PROCEEDS. To apply the net proceeds from the issuance of the Corporate PIES as set forth under "Use of Proceeds" in the Prospectus; and

              (m) INVESTMENT COMPANY ACT. To take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become an "investment company" as defined, and subject to regulation, under the Investment Company Act.

              (n) RESTRICTION ON SALE OF SECURITIES. Without the prior written consent of Lehman Brothers Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or any securities convertible into or exchangeable for Common Stock or substantially similar securities (other than the shares of Common Stock to be issued and sold upon settlement of the Purchase Contracts and shares issued in the ordinary course pursuant to employee benefit plans, non-employee director plans or the common stock investment plan or options, warrants or rights outstanding on the date hereof, Treasury PIES or Corporate PIES that may be created or recreated upon substitution of pledged securities or Common Stock issuable upon early settlement of the Corporate PIES or Treasury PIES) or sell or grant options, warrants or rights with respect to any shares of Common Stock, securities convertible into or exchangeable for Common Stock or substantially similar securities (other than the grant of options, warrants or rights pursuant to option plans existing on the date hereof), or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the Prospectus.

         6. EXPENSES. The Company agrees to pay the following expenses, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated (other than pursuant to Section 10):

              (a) the costs incident to the authorization, issuance, sale and delivery of the Corporate PIES and their components and any taxes payable in that connection;

              (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto;

              (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, in each case, as provided in this Agreement;

              (d) the costs of distributing the terms of any agreement relating to the organization of the underwriting syndicate and selling group to the members thereof, by mail, telex or other means of communication;

              (e) the filing fees incident to securing any review by the National Association of Securities Dealers, Inc. of the terms of sale of the Corporate PIES and any applicable listing or other fees including all fees and expenses in connection with the application for the listing on the NYSE of the Corporate PIES and the shares of Common Stock to be issued and sold by the Company upon the settlement of the Purchase Contracts, as well as the fees and expenses in connection with any application for the listing on any national securities exchange of the Treasury PIES or the Senior Notes;

              (f) the fees and expenses of qualifying the Corporate PIES and their components under the securities laws of the several jurisdictions as provided in Section 5(g) and of preparing, printing and distributing a U.S. and a Canadian Blue Sky memorandum (including related fees and expenses of counsel to the Underwriters);

              (g) all costs and expenses incident to the preparation of "road show" presentation or comparable marketing materials and the road show travelling expenses of the Company in connection with the offering of the Corporate PIES;

              (h) all fees and expenses incurred in connection with obtaining ratings of the Corporate PIES by securities rating agencies;

              (i) all expenses of the Company (including the fees and disbursements of counsel to the Company) and all fees and expenses of the Accountants, the Trustee and the Purchase Contract Agent (including the costs and charges of any registrar, transfer agent or paying agent under the Indenture or the Purchase Contract Agreement), the Collateral Agent and the Securities Intermediary, and the Remarketing Agent; and

              (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement;

PROVIDED THAT, except as provided in this Section 6 and in Section 11 the Underwriters shall pay their own costs and expenses, including the fees and disbursements of Thelen Reid & Priest LLP and Simpson Thacher & Bartlett, co-counsel to the Underwriters.

         7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to each of the following additional terms and conditions:

              (a) SEC MATTERS. The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

              (b) NO MISSTATEMENTS OR OMISSIONS. No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus or any amendment or supplement thereto, in the view of either Thelen Reid & Priest LLP or Simpson Thacher & Bartlett, co-counsel for the Underwriters, contains an untrue statement of any fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements therein not misleading.

              (c) CORPORATE PROCEEDINGS. All corporate proceedings and other legal matters incident to the authorization, form and validity of the Registration Statement, the Prospectus, the Transaction Agreements, the Corporate PIES, and all other legal matters relating to the offering, issuance and sale of the Corporate PIES and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to co-counsel to the Underwriters; and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

              (d) LOCK-UP AGREEMENTS. At the date of this Agreement, the Underwriters shall have received (i) an agreement substantially in the form of Annex A hereto signed by the persons listed on Schedule 2 hereto and (ii) a copy of the waiver by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named in the Purchase Agreement, dated August 9, 2001, among the Company and such underwriters, of the provisions of Section 3(j) of such Purchase Agreement insofar as such provisions would prohibit the Company from entering into the transactions contemplated by this Agreement.

              (e) OPINIONS OF COUNSEL FOR COMPANY. Choate Hall & Stewart, special counsel to the Company, and Woodburn and Wedge, Nevada counsel to the Company, shall have furnished to the Underwriters their written opinions, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to Lehman Brothers Inc. and substantially to the effect set forth in the composite form of opinion contained in Annex B.

              (f) OPINION OF COUNSEL FOR PURCHASE CONTRACT AGENT AND TRUSTEE. Gould & Wilkie LLP, counsel for the Purchase Contract Agent and the Trustee, shall have furnished to the Underwriters their written opinion addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to Lehman Brothers Inc. and substantially to the effect set forth in Annex C.

              (g) OPINION OF COUNSEL FOR COLLATERAL AGENT AND SECURITIES INTERMEDIARY. Dorsey & Whitney LLP, counsel for the Collateral Agent and the Securities Intermediary, shall have furnished to the Underwriters their written opinion addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to Lehman Brothers Inc. and substantially to the effect set forth in Annex D.

              (h) OPINIONS OF COUNSEL FOR UNDERWRITERS. Thelen Reid & Priest LLP and Simpson Thacher & Bartlett shall have furnished to the Underwriters their written opinions, as counsel to the Underwriters, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to Lehman Brothers Inc.

              (i) ACCOUNTANTS' COMFORT LETTER. The Underwriters shall have received from the Accountants a letter, in form and substance reasonably satisfactory to Lehman Brothers Inc., addressed to the Underwriters and dated such Delivery Date and substantially to the effect set forth in Annex E.

              (j) OFFICERS' CERTIFICATES. The Company shall have furnished to the Underwriters a certificate, dated such Delivery Date, of the President, the Treasurer or any Vice President of the Company together with its chief financial officer, in form and substance reasonably satisfactory to Lehman Brothers Inc. stating that:

                   (i) the representations, warranties and agreements of the Company in Section 1 of this Agreement are true and correct as of the date of this Agreement and as of such Delivery Date; the Company has complied in all material respects with all its agreements contained herein to be performed prior to or on such Delivery Date; and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

                   (ii) since the respective dates as of which information is given in the Prospectus and other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (A) there has not occurred any Material Adverse Change or any development that is reasonably likely to result in a Material Adverse Change,
(B) there has not been any change in the capital stock, the short-term debt, or the long-term debt of the Company or any of its subsidiaries that is reasonably likely to result in a Material Adverse Effect, (C) neither the Company nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, which is material with respect to the Company and its subsidiaries considered as a whole and (D) no Material Loss has occurred; and

                   (iii) they have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

              (k) SENIOR NOTES. The Senior Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

              (l) CORPORATE PIES. The Corporate PIES and the Treasury PIES shall have been duly executed and delivered by the Company and duly authenticated by the Purchase Contract Agent.

              (m) OTHER INFORMATION. The Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request to evidence compliance with the conditions set forth in this Section 7.

              (n) NO MATERIAL ADVERSE DEVELOPMENTS. Except as disclosed in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (A) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and (B) since such date there shall not have been any change or any development reasonably likely result in a change, in or affecting the business, general affairs, management, condition (financial or otherwise), stockholders' equity or results of operations of the Company and its subsidiaries, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of Lehman Brothers Inc., so material (with respect to the Company and its subsidiaries taken as a whole) and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Corporate PIES being delivered on the applicable Delivery Date on the terms and in the manner contemplated in the Prospectus and this Agreement.

              (o) NO DOWNGRADE. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the debt securities or preferred stock of the Company or any of its Significant Subsidiaries by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act and (ii) no such organization shall have publicly announced, or privately informed the Company, that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock.

              (p) GENERAL MARKET OUT. Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the NASDAQ or the over-the-counter market, or trading in any securities of the Company on any exchange, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States, an act of terrorism shall have been committed against the United States or any of its nationals or properties or (iv) there shall have occurred such a calamity or crisis or such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of Lehman Brothers Inc., impracticable or inadvisable to proceed with the public offering or delivery of the Corporate PIES being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel to the Underwriters.

         8. INDEMNIFICATION AND CONTRIBUTION.

              (a) INDEMNIFICATION OF UNDERWRITERS. The Company shall indemnify and hold harmless each Underwriter, its officers and employees, each of its directors, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Corporate PIES), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any (A) Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Corporate PIES under the securities laws of any state or other jurisdiction (such application, document or information being hereinafter called a "BLUE SKY APPLICATION"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, or in any amendment or supplement thereto or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Corporate PIES or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (PROVIDED THAT, the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee, director or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with the written information concerning such Underwriter furnished to the Company through Lehman Brothers Inc. by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 8(e); and provided, further, that the Company shall not be liable to indemnify any Underwriter or any person who controls such Underwriter on account of any such loss, liability, claim, damage or expense arising out of any such defect or alleged defect in any Preliminary Prospectus if a copy of the Prospectus (exclusive of the Incorporated Documents) shall not have been given or sent by such Underwriter with or prior to the written confirmation of the sale involved to the extent that (i) the Prospectus would have cured such defect or alleged defect and (ii) sufficient quantities of the Prospectus were timely made available to such Underwriter. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

              (b) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS. Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through Lehman Brothers Inc. by or on behalf of that Underwriter specifically for inclusion therein and described in Section 8(c), and shall reimburse the Company and any such director, officer or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

              (c) NOTIFICATION; ACTION AGAINST PARTIES; SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, PROVIDED, FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Underwriters shall have the right to employ separate counsel to represent jointly the Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of such Underwriters, it is advisable for such Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall, (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party shall indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

              (d) CONTRIBUTION. If the indemnification provided for in this
Section 8 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Corporate PIES or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Corporate PIES purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Corporate PIES purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Corporate PIES under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Corporate PIES underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

              (e) INFORMATION FURNISHED BY UNDERWRITERS. The Underwriters severally confirm that the statements in the last paragraph on the cover page of the Prospectus and the third, seventh, eighth, eleventh and fifteenth paragraphs under the caption "Underwriting" in the Prospectus are correct; and the Underwriters severally further confirm, and the Company acknowledges, that such statements constitute the only information concerning such Underwriters furnished in writing to the Company through Lehman Brothers Inc. by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         9. DEFAULTING UNDERWRITERS. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the principal amount of Corporate PIES which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the principal amount of the Firm Corporate PIES set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the aggregate principal amount of Firm Corporate PIES set forth opposite the names of all the remaining non-defaulting Underwriters in
Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Corporate PIES on such Delivery Date if the total aggregate principal amount of the Corporate PIES which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total aggregate principal amount of the Corporate PIES to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the total aggregate principal amount of the Corporate PIES which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to Lehman Brothers Inc. who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the total aggregate principal amount of Corporate PIES to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to Lehman Brothers Inc. do not elect to purchase on such Delivery Date the aggregate principal amount of Corporate PIES which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Option Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Corporate PIES) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Corporate PIES which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Corporate PIES of a defaulting or withdrawing Underwriter, either Lehman Brothers Inc. or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel to the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         10. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Corporate PIES if, prior to that time, any of the events described in Sections 7(n), 7(o) or 7(p) shall have occurred or if the Underwriters shall decline to purchase the Firm Corporate PIES for any reason permitted under this Agreement.

         11. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) the Company shall fail to tender the Corporate PIES for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company (including, without limitation, with respect to the transactions) is not fulfilled or (b) the Underwriters shall decline to purchase the Corporate PIES for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section
10), the Company shall reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Corporate PIES, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         12. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

              (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 101 Hudson Street, Jersey City, N.J. 07302, Attention: Syndicate Department (Fax: 201-524-2618), with a copy, in the case of any notice pursuant to Section 8(c), to the Lehman Brothers Inc., 101 Hudson Street, Jersey City, N.J. 07302, Attention: Office of the General Counsel (Fax: 650-321-2207) with copies to Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York 10019, Attention: J. Anthony Terrell, Esq. (Fax: 212-603-2001; Telephone: 212-603-2000) and Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, Attention: John D. Lobrano, Esq. (Fax: 212-455-2502; Telephone: 212-455-2000);

              (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Mr. Richard K. Atkinson, (Fax: 775-834-5462)
Telephone: (775-834-5640); with a copy to Choate Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02909, Attention: William C. Rogers, Esq. (Fax: 617-218-4000; Telephone: 617-248-5000);

PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to Lehman Brothers Inc., which address will be supplied to any other party hereto by Lehman Brothers Inc. upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

         13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) any indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company, and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         14. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Corporate PIES and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

         15. DEFINITION OF THE TERM "BUSINESS DAY". For purposes of this Agreement, "BUSINESS DAY" means any day on which the New York Stock Exchange, Inc. is open for trading.

         16. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         17. CONSENT TO JURISDICTION . Each of the Underwriters and the Company hereby submits to the jurisdiction of the courts of the State of New York and the courts of the United States of America located in the State of New York over any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby.

         18. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         19. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         20. UNDERWRITERS' COUNSEL. The Company and the Underwriters acknowledge that Thelen Reid & Priest LLP (a) has acted or will act as counsel to the Underwriters in connection with this agreement and the transactions contemplated hereby and (b) has acted, and will continue to act, as counsel to Sierra Pacific Resources and its utility subsidiaries in connection with certain federal income tax matters, and each of the Company and the Underwriters consents to such dual representation.

         If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                              Very truly yours,

                                              SIERRA PACIFIC RESOURCES



                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

Accepted:

LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED
GOLDMAN SACHS & CO.
FIRST UNION SECURITIES, INC.

By LEHMAN BROTHERS INC.


By:
    ----------------------------------
    AUTHORIZED REPRESENTATIVE

                                                                    SCHEDULE 1


                                                              NUMBER OF FIRM
                                                           CORPORATE PIES TO BE
UNDERWRITER                                                      PURCHASED


Lehman Brothers Inc......................................         3,300,000
                                                                  ---------
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated.............................         1,200,000
                                                                  ---------
Goldman Sachs & Co.......................................           900,000
                                                                  ---------
First Union Securities, Inc..............................           600,000
                                                                  ---------
         TOTAL...........................................         6,000,000
                                                                  =========


                                      S2-1

                                                                    SCHEDULE 2

                       LIST OF PERSONS SUBJECT TO LOCK-UP

  NAME                            TITLE
  ----                            -----
  Edward P. Bliss                 Director
  Mary Lee Coleman                Director
  Krestine M. Corbin              Director
  Theodore J. Day                 Director
  James R. Donnelley              Director
  Fred D. Gibson Jr.              Director
  Jerry E. Herbst                 Director
  Walter M. Higgins III           Director, President and Chief
                                  Executive Officer
  James L. Murphy                 Director
  John F. O'Reilly                Director
  Dennis E. Wheeler               Director
  Richard K. Atkinson             Treasurer and Investor Relations Officer
  John E. Brown                   Controller
  Jeffrey L. Ceccarelli           President, Sierra Pacific Power Company
  Steven C. Oldham                Senior Vice President Transmission and
                                  Strategic Development
  William E. Peterson             Senior Vice President, General Counsel and
                                  Corporate Secretary
  Mark A. Ruelle                  President, Nevada Power Company
  Dennis D. Schiffel              Senior Vice President and Chief Financial
                                         Officer


                                      S2-1

                                                                       ANNEX A

                            LOCK-UP LETTER AGREEMENT



LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                   INCORPORATED
GOLDMAN SACHS & CO.
FIRST UNION SECURITIES, INC.
c/o Lehman Brothers Inc.
101 Hudson Street
Jersey City, N.J.  07302

Ladies and Gentlemen:

         The undersigned understands that you propose to enter into an underwriting agreement (the "UNDERWRITING AGREEMENT") providing for the purchase by you and such other firms (the "UNDERWRITERS") of 6,000,000 Corporate PIES (the "CORPORATE PIES") of Sierra Pacific Resources, a Nevada corporation (the "COMPANY"), and that the Underwriters propose to reoffer the Corporate PIES to the public pursuant to the Underwriting Agreement (the "OFFERING").

         In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of the Company's common stock, par value $1.00 per share (the "COMMON STOCK") or any securities convertible into or exchangeable for Common Stock or substantially similar securities (other than the shares of Common Stock to be issued and sold upon settlement of the Purchase Contracts (as defined in the Underwriting Agreement) and shares issued in the ordinary course pursuant to employee benefit plans, non-employee director plans or the common stock investment plan or options, warrants or rights outstanding on the date hereof, Treasury PIES or Corporate PIES that may be created or recreated upon substitution of pledged securities or Common Stock issuable upon early settlement of the Corporate PIES or Treasury PIES) or sell or grant options, warrants or rights with respect to any shares of Common Stock, securities convertible into or exchangeable for Common Stock or substantially similar securities (other than the grant of options, warrants or rights pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the Prospectus (as defined in the Underwriting Agreement) offering; PROVIDED, HOWEVER, that, the restrictions set forth above shall not apply to (i) sales of shares of Common Stock made to satisfy loans incurred to finance the purchase of such shares of Common Stock, if that satisfaction is required by the lender pursuant to margin regulations and (ii) charitable donations of shares of Common Stock that are consistent with the prior years' practice.

         In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

         The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement. Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters. In addition, it is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Corporate PIES, the undersigned will be released from our obligations under this Lock-Up Letter Agreement.

         This Agreement shall be governed by, and construed in accordance with, the laws of New York.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                                Very truly yours,



                                                ----------------------------
                                                Name:
                                                Title:

Dated:  November __, 2001

                                                                       ANNEX B

                 CONTENTS OF OPINIONS OF COUNSEL FOR THE COMPANY

         1. The Company and each of its Significant Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Nevada, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged, except where the failure to so qualify or to be in good standing would not have a Material Adverse Effect.

         2. The Company has all power and authority necessary to execute and deliver each of the Transaction Agreements, to perform its obligations thereunder and to issue the Securities; and the Company has duly authorized, executed and delivered each of the Transaction Agreements.

         3. The execution, delivery and performance of the Transaction Agreements, the issuance and sale of the Securities and the consummation by the Company of the transactions contemplated thereby, including without limitation the issuance, delivery and sale of the Securities, do not and will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Significant Subsidiaries is subject, which would be reasonably likely to result in a Material Adverse Effect, (b) result in any violation of the provisions of the charter or by-laws of the Company or any of its Significant Subsidiaries, (c) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties or assets, which would be reasonably likely to result in a Material Adverse Effect, or (d) require any material consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body for the consummation of the Transactions or the issuance and sale or exchange of the Securities, as the case may be, except for (x) the registration of the Securities under the Securities Act, (y) the qualification of the Indenture under the Trust Indenture Act and (z) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase of the Corporate PIES (and the securities which are components of the Corporate PIES as set forth above) by the Underwriters pursuant to the Underwriting Agreement.

         4. Assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, the Purchase Contract Agreement constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Purchase Contract

Agreement is not required to be qualified as an indenture under the Trust Indenture Act; and the Purchase Contract Agreement conforms in all material aspects to the description thereof contained in the Prospectus.

         5. The Corporate PIES, when duly executed and delivered by the Company (assuming due execution by the Purchase Contract Agent as attorney-in-fact for the holders thereof and due authentication by the Purchase Contract Agent) and, upon payment therefor as set forth in the Underwriting Agreement, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company, entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Corporate PIES will conform, when issued, in all material respects to the description thereof contained in the Prospectus.

         6. The Treasury PIES, when duly executed and delivered by the Company (assuming due execution by the Purchase Contract Agent as attorney-in-fact for the holders thereof and due authentication by the Purchase Contract Agent) and, if there is a substitution of the requisite number of Treasury Securities for the applicable Senior Notes as set forth in the Prospectus Supplement, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company, entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Treasury PIES will conform, when issued, to the description thereof contained in the Prospectus.

         7. Assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

         8. The Senior Notes, when duly executed, authenticated, issued and delivered as contemplated by the Indenture against payment of the agreed consideration therefor, will be duly and validly issued and outstanding, and will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Senior Notes, when issued, will conform in all material respects with the description thereof contained in the Prospectus Supplement.

         9. Assuming due authorization, execution and delivery of the Pledge Agreement by the Purchase Contract Agent, the Securities Intermediary and the Collateral Agent, the Pledge Agreement constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Pledge Agreement conforms in all material respects to the description thereof contained in the Prospectus.

         10. Assuming due authorization, execution and delivery of the Remarketing Agreement by the Remarketing Agent, the Remarketing Agreement constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except with respect to the rights of indemnification and contribution under the Underwriting Agreement, where enforcement hereof may be limited by federal or state securities laws or the policies underlying such laws; and the Remarketing Agreement conforms in all material respects to the description thereof contained in the Prospectus.

         11. The provisions of the Pledge Agreement will be, on the First Delivery Date, effective to create, in favor of the Collateral Agent for the benefit of the Company, a valid security interest under the Uniform Commercial Code as in effect on the date of such opinion in the State of New York (the "NEW YORK UCC") in the Pledged Senior Notes, Applicable Ownership Interests (as specified in clause (A) of the definition thereof in the Indenture) of the Treasury Portfolio and Pledged Treasury Securities from time to time credited to the Collateral Account in accordance with the Pledge Agreement. For purposes of this opinion, capitalized terms used in this paragraph, which are not defined in the Underwriting Agreement, shall have the meanings ascribed to such terms in the Pledge Agreement.

         12. The unissued shares of Common Stock to be issued and sold by the Company upon settlement of the Purchase Contracts have been duly authorized and reserved for issuance and, when issued, sold and delivered, against payment, in accordance with the provisions of the Purchase Contracts, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus.

         13. Except to the extent described in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor is there any restriction on the voting or transfer of, any of the Securities pursuant to the Company's articles of incorporation or by-laws or any agreement or instrument, except such preemptive or other rights and/or restrictions as relate to the transactions contemplated by the Stock Purchase Agreement, the Pledge Agreement and the Indenture.

         14. The Registration Statement was declared effective under the Securities Act, and the Indenture was qualified under the Trust Indenture Act at 10:00 a.m. on November 7, 2001, the Prospectus was filed with the Commission pursuant to Rule 424(b)(1) under the Securities Act specified in such opinion on the date specified therein; and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

         15. The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date, the Incorporated Documents and any further amendment or supplement to any such incorporated document made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which we express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the Trust Indenture Act; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act.

         16. The statements made in the Prospectus under the captions "Description of Debt Securities," "Description of the Common Stock," "Description of Stock Purchase Contracts and Stock Purchase Units," "Prospectus Supplement Summary--The Offering," "Description of the PIES, "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement," and "Description of the Senior Notes," insofar as they purport to constitute summaries of certain terms of documents referred to therein, and considered together, constitute accurate summaries of the terms of such documents in all material respects.

         17. The statements in the Prospectus Supplement under the captions "United States Federal Income Tax Consequences" and "Certain ERISA Considerations," insofar as they purport to constitute summaries of matters of United States federal statutes or regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

         18. The Company is not, and will not be after the application of the proceeds from the offering of the Corporate PIES, an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

         19. The Company is a "holding company" under the Holding Company Act, but, pursuant to Section (3)(a)(1) of the Holding Company Act, is exempt from all provisions of the Holding Company Act except Section 9(a)(2) thereof.

         20. To the best knowledge of such counsel, there are no contracts or other documents which are required by the Securities Act to be described in the Prospectus or filed as exhibits to the Registration Statement which have not been so described or filed as required.

         21. To the best knowledge of such counsel, after due inquiry, and except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or such subsidiary, would be reasonably likely to result in a Material Adverse Effect; and, to the best knowledge of such counsel, no such proceedings are overtly threatened or contemplated by governmental authorities or threatened by others.

         22. To the best knowledge of such counsel, after due inquiry, and except as set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

         23. Nothing has come to the attention of such counsel, after due inquiry, which lead such counsel to believe that the Registration Statement (except for the financial statements and financial data included or incorporated by reference therein, as to which such counsel need express no belief), as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except as stated above), as of the applicable Delivery Date, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                ALLOCATION OF OPINIONS OF COUNSEL FOR THE COMPANY

         A. Choate, Hall & Stewart will make all the statements set forth above relying on Woodburn and Wedge as to the matters governed by or relating to the law of the State of Nevada.

         B. Woodburn & Wedge will make the statements set forth in paragraphs 1, 2, 3, 5, 6, 8 and 12 to the extent the matters set forth therein are governed by or relate to the law of the State of Nevada or instruments governed thereby, or relate to the State of Nevada or agencies thereof. In addition, Woodburn and Wedge will state, in customary fashion, their belief that a Nevada court, or a federal court applying Nevada choice of law principles, would give effect to the choice of law provisions of the Indenture and the Offered Securities.

                                                                       ANNEX C

             CONTENTS OF OPINIONS TO BE DELIVERED BY COUNSEL TO THE
                     PURCHASE CONTRACT AGENT AND THE TRUSTEE

         1. The Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York.

         2. The Bank has the corporate power and authority to execute, deliver and perform its duties, as Purchase Contract Agent, under the Purchase Contract Agreement and the Pledge Agreement, has duly executed and delivered the Purchase Contract Agreement and the Pledge Agreement, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the other parties thereto, each of the Purchase Contract Agreement and the Pledge Agreement constitutes a legal, valid and binding agreement of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         3. The execution and delivery by the Bank, and performance by the Bank, as Purchase Contract Agent, of the Purchase Contract Agreement and the Pledge Agreement do not conflict with or constitute a breach of the charter or by-laws of the Bank.

         4. No, approval, authorization or other action by, or filing with, any governmental authority of the United States of America, or the State of New York, in each case, having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of, or as a condition precedent to the performance by the Bank, as the Purchase Contract Agent, of its duties under, the Purchase Contract Agreement or the Pledge Agreement, except such as have been obtained, taken or made.

         5. Based upon an examination of the certificate of authentication on the Corporate PIES Certificate evidencing the Corporate PIES issued on the date hereof, such Corporate PIES Certificate has been duly authenticated by the Bank, as Purchase Contract Agent, pursuant to the Purchase Contract Agreement.

                                                                       ANNEX D

        CONTENTS OF OPINIONS TO BE DELIVERED BY COUNSEL TO THE COLLATERAL
           AGENT AND THE SECURITIES INTERMEDIARY TO THE UNDERWRITERS

         1. The Bank has been duly organized and is validly existing as a natural banking association in good standing under the laws of the United States of America.

         2. The Bank has the power and authority to execute, deliver and perform its duties under the Pledge Agreement, has duly executed and delivered the Pledge Agreement, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the other parties thereto, the Pledge Agreement constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         3. The execution, delivery and performance by the Bank of the Pledge Agreement do not conflict with or constitute a breach of the charter or by-laws of the Bank.

         4. No, approval, authorization or other action by, or filing with, any governmental authority of the United States of America or any State having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Pledge Agreement or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

                                                                       ANNEX E

                        CONTENTS OF LETTER OF ACCOUNTANTS

         The letter, dated as of Closing Time, of Deloitte & Touche LLP shall be in agreed form and shall confirm that they are independent public accountants within the meaning of the Securities Act and shall be further to the effect that:

              (i) in their opinion the financial statements examined by them and included in the Incorporated Documents comply as to form in all material respects with the applicable accounting requirements of the Securities Act;

              (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Incorporated Documents;

              (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                   (A) the unaudited financial statements included in the Incorporated Documents do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act or that any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                   (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in long-term debt or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiaries as compared with amounts shown on the latest balance sheet included in the Incorporated Documents; or

                   (C) for the period from the closing date of the latest income statement included in the Incorporated Documents to the closing date of the latest available income statement read by such accountants, there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Incorporated Documents, in consolidated operating revenue, net income and basic and diluted net income per share;

except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Incorporated Documents disclose have occurred or may occur or which are described in such letter;

              (iv) in addition to their examination referred to in their report contained in the Incorporated Documents, they have carried out certain other specified procedures, not constituting an audit, with respect to the dollar amounts, percentages, ratios and other financial information, (in each case to the extent that such dollar amounts, percentages and other financial information, either directly or by analysis or computation, are derived from general accounting records of the Company) which appear in the Company's Annual Report on Form 10-K for the year 2000 in Item 1, "Business," Item 6, "Selected Financial Data" and Item 7, "Management Discussion and Analysis," in its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, June 30 and September 30, 2001 in Item 2, "Management's Discussion and Analysis of Financial Condition and Results of Operations," in its Current Report on Form 8-K dated September 19, 2001 in the Prospectus under "Consolidated Ratio of Earnings to Fixed Charges" and in the Prospectus Supplement under "Prospectus Supplement Summary-- Sierra Pacific Resources," "Risk Factors-- Risk Factors Relating to Sierra Pacific," "Recent Developments," "The Company," "Regulatory Matters," "Selected Consolidated Financial Data," "Capitalization," "Price Range of Common Shares and Dividend History" and "Description of the Senior Notes-- Ranking" and have found such dollar amounts, percentages and financial information to be in agreement with the accounting records of the Company.


                                      E-2